Exhibit 10.1

FIRST AMENDMENT

TO

FIFTH AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

BNP PARIBAS,

as Administrative Agent,

and

THE LENDERS PARTY HERETO

Dated as of November 8, 2010

FIRST AMENDMENT TO

FIFTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “First Amendment”) executed as of November 8, 2010 is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; and BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Fifth Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2010, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B. The Borrower has requested, and the Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Certain Defined Terms. The following defined terms in Section 1.02 are hereby amended and restated, or added, in their entirety as follows:

“‘Agreement’ means this Fifth Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of November 8, 2010, as the same may from time to time be further amended, modified, supplemented or restated.

2.2 Amendment to Article VII. Article VII is hereby amended by adding the following Sections 7.24 and 7.25:

“Section 7.24 Money Laundering. The operations of the Borrower and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws, and no action, suit or proceeding by or before any court or

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governmental agency, authority or body or any arbitrator involving the Borrower or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Borrower, threatened.

Section 7.25 OFAC. Neither the Borrower nor any of its Subsidiaries, nor any director, officer, agent, employee or Affiliate of the Borrower or any of its Subsidiaries is currently subject to any material U.S. sanctions administered by OFAC, and the Borrower will not directly or indirectly use the proceeds from the Loans or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.”

2.3 Amendment to Section 12.04(d). Section 12.04(d) is hereby amended and restated in its entirety as follows:

“(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender, and this Section 12.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.”

2.4 Amendment to Annex I. Annex I is hereby amended by deleting such Annex in its entirety and replacing it with Annex I attached hereto.

Section 3. Adjustment to Oil and Gas Borrowing Base. For the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the Oil and Gas Borrowing Base shall be $1,750,000,000. Notwithstanding the foregoing, the Oil and Gas Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.13.

Section 4. Assignments, New Lenders and Reallocation of Commitments and Loans. Each Lender party to the Credit Agreement immediately prior to the First Amendment Effective Date (the “Adjusting Lenders”) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment and to, among other things, allow UBS AG, Stamford Branch, ING Capital, LLC, KeyBank National Association, SunTrust Bank, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia and Goldman Sachs Bank USA to each become a party to the Credit Agreement as a Lender, (the “New Lenders”) by acquiring an interest in the total Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lenders’ acquisition of an interest in the Maximum Credit Amounts and Commitments and the Adjusting Lenders’ assignments of their Commitments. On the First Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of

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each Lender (including both the Adjusting Lenders and the New Lenders) shall be as set forth on Annex I of this First Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation, each New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the Adjusting Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement (the “Assignment Agreement”). On the First Amendment Effective Date, each New Lender and each Adjusting Lender shall be deemed to have entered into separate Assignment Agreements pursuant to each of which (i) each New Lender shall be the “Assignee”, (ii) each Adjusting Lender shall be the “Assignor”, (iii) the term “Effective Date” shall be the “First Amendment Effective Date” as defined herein and (iv) item 6 therein shall be deemed to be deleted. Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment Agreements shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the First Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

Section 5. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the date on which such documents are received and conditions satisfied or waived pursuant to the Credit Agreement, the “First Amendment Effective Date”):

5.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

5.2 The Administrative Agent shall have received from the Borrower, each Lender, and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

5.3 No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

5.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, and

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after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

7.2 Ratification and Affirmation of Borrower and Guarantors. The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this First Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Mark J. Mize
Name: Mark J. Mize
Title: Executive Vice President – Chief Financial Officer and Treasurer

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 1

GUARANTORS:	PETROHAWK OPERATING COMPANY P-H ENERGY, LLC HAWK FIELD SERVICES, LLC PETROHAWK PROPERTIES, LP
		By:	P-H Energy, L.L.C. Its General Partner

WINWELL RESOURCES, L.L.C.

WSF, INC.

KSC RESOURCES, LLC

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

PROLIQ, INC.

ONE TEC, LLC

ONE TEC OPERATING, LLC

BISON RANCH, LLC

HK TRANSPORTATION, LLC

PETROHAWK HOLDINGS, LLC

	By:	/s/ Mark J. Mize
Name: Mark J. Mize Title: Executive Vice President – Chief Financial Officer and Treasurer

BIG HAWK SERVICES, LLC

	By:	/s/ Mark J. Mize
Name: Mark J. Mize Title: Treasurer

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 2

HK ENERGY MARKETING, LLC

By:	/s/ Mark J. Mize
Name: Mark J. Mize Title: Chief Financial Officer and Treasurer

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 3

ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent and Lender

	By:	/s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Vice President

	By:	/s/ Edward Pak
Name: Edward Pak
Title: Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 4

CO-SYNDICATION AGENT:	BANK OF MONTREAL, as Co-Syndication Agent and Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 5

CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Co-Syndication Agent and Lender

	By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 6

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf Title: Authorized Officer

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 7

CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Scott Hodges
Name: Scott Hodges Title: Director, Senior Relationship Manager

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 8

LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Allen Huang
Name: Allen Huang Title: Assistant Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 9

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name: Jay T. Sartain Title: Authorized Signatory

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 10

MORGAN STANLEY BANK, N.A.

By:	/s/ Scott Taylor
Name: Scott Taylor Title: Authorized Signatory

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 11

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Scott Taylor
Name: Scott Taylor Title: Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 12

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Evelyn Thierry
Name: Evelyn Thierry Title: Director

By:	/s/ Omayra Laucella
Name: Omayra Laucella Title: Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 13

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Name: Sharada Manne Title: Director

By:	/s/ Tom Byargeon
Name: Tom Byargeon Title: Managing Director

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 14

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich Title: Vice President

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Associate

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 15

UBS AG, STAMFORD BRANCH

By:	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 16

CAPITAL ONE, N.A.

By:	/s/ Wesley Fontana
Name: Wesley Fontana Title: Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 17

ING CAPITAL, LLC

By:	/s/ Charles E. Hall
Name: Charles E. Hall Title: Managing Director

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 18

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name: Leon Mo Title: Authorized Signatory

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 19

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Charles W. Patterson
Name: Charles W. Patterson Title: Senior Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 20

CITIBANK, N.A.

By:	/s/ John F. Miller
Name: John F. Miller Title: Attorney-In-Fact

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 21

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Todd Coker
Name: Todd Coker Title: Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 22

SUNTRUST BANK

By:	/s/ J. Haynes Gentry III
Name: J. Haynes Gentry III Title: Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 23

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Masakazu Hasegawa
Name: Masakazu Hasegawa Title: General Manager

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 24

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name: John Frazell Title: Director

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 25

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name: Mark Walton Title: Authorized Signatory

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 26

NATIXIS

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard Title: Managing Director

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva Title: Director

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 27

BANK OF TEXAS, N.A.

By:	/s/ Mari Salazar
Name: Mari Salazar Title: Senior Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 28

ALLIED IRISH BANK p.l.c.

By:	/s/ David O’Driscoll
Name: David O’Driscoll Title: Assistant Vice President

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan Title: Vice President

First Amendment – Fifth Amended and Restated Senior Revolving Credit Agreement

Signature Page 29

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	7.70270270%	$154,054,054.05

Bank of Montreal	6.08108108%	$121,621,621.62

Bank of America, N.A.	6.08108108%	$121,621,621.62

Barclays Bank PLC	6.08108108%	$121,621,621.62

JP Morgan Chase Bank, N.A.	6.08108108%	$121,621,621.62

Royal Bank of Canada	6.08108108%	$121,621,621.62

Wells Fargo Bank, N.A.	6.08108108%	$121,621,621.62

Morgan Stanley Bank, N.A.	3.64864865%	$72,972,972.97

Morgan Stanley Senior Funding, Inc.	2.43243243%	$48,648,648.65

Deutsche Bank Trust Company Americas	5.13513514%	$102,702,702.70

Credit Agricole CIB	5.13513514%	$102,702,702.70

Credit Suisse, Cayman Islands Branch	5.13513514%	$102,702,702.70

UBS AG, Stamford Branch	5.13513514%	$102,702,702.70

Capital One, N.A.	3.78378378%	$75,675,675.68

ING Capital, LLC	3.24324324%	$64,864,864.86

Mizuho Corporate Bank, Ltd.	2.16216216%	$43,243,243.24

Amegy Bank National Association	2.16216216%	$43,243,243.24

Citibank, N.A.	2.16216216%	$43,243,243.24

KeyBank National Association	2.00000000%	$40,000,000.00

SunTrust Bank	2.00000000%	$40,000,000.00

Sumitomo Mitsui Banking Corporation	2.00000000%	$40,000,000.00

The Bank of Nova Scotia	2.00000000%	$40,000,000.00

Goldman Sachs Bank USA	2.00000000%	$40,000,000.00

Natixis	1.91891892%	$38,378,378.38

Bank of Texas, N.A.	1.89189189%	$37,837,837.84

Allied Irish Bank p.l.c.	1.86486486%	$37,297,297.30

TOTAL	100.000000000%	$2,000,000,000.00

ANNEX I